UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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The LGL Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The LGL Group, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2017

May 16, 2017

To the Stockholders of The LGL Group, Inc.:

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of The LGL Group, Inc., a Delaware corporation, will be held at the offices of The LGL Group, Inc., 2525 Shader Rd., Orlando, Florida 32804, on Thursday, June 15, 2017, at 9:00 a.m., local time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect eight directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 18, 2017, are entitled to receive notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares that you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

Patti A. Smith
Secretary

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. Annual Meeting of Stockholders to be Held on June 15, 2017

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, are available on the Internet at www.lglgroupproxy.com.

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The LGL Group, Inc., 2525 Shader Rd., Orlando, Florida 32804, on Thursday, June 15, 2017, at 9:00 a.m., local time and any adjournments thereof.  This Proxy Statement along with either a proxy card or a voting instruction card are being mailed to stockholders beginning on or about May 16, 2017.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?
A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 18, 2017, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.

This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below.

Q:	What information is contained in this Proxy Statement?
A:

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?
A:	All stockholders may write to us at the following address to request an additional copy of these materials:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended (the “2016 Form 10-K”) on the Internet at www.lglgroupproxy.com.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.”  If you are a stockholder of record, this Proxy Statement, our 2016 Form 10-K and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  If you own shares held in street name, this Proxy Statement and our 2016 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	To elect eight directors to serve until the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and until their successors are duly elected and qualify;
•	To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
•	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees; “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•

By telephone or the Internet.  If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer those alternatives. Stockholders of record will not be able to vote by telephone or on the Internet.

•

In person at the Annual Meeting.  All stockholders of record may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	Sending a written notice of revocation to our Corporate Secretary;
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?
A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees; “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	Can my broker vote my shares for me without my instructions?
A:

Brokers may not use discretionary authority to vote shares on the election of directors or the approval of a non-binding advisory resolution approving the compensation of our named executive officers, if they have not received instructions from their clients.  Please provide voting instructions on these proposals so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors or the approval of a non-binding advisory resolution approving the compensation of our named executive officers.  If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?
A:

In the election of directors, each director receiving a plurality of the affirmative (“FOR”)  votes cast will be elected.  You may withhold votes from any or all nominees. All other proposals require the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the “broker non-vote” will have no effect on any matter being voted on at this Annual Meeting, assuming that a quorum is present.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock that you hold. As of April 18, 2017, the record date, there were 2,675,466 shares of common stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Michael J. Ferrantino, Sr. and Patti A. Smith, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:

There must be a quorum present in order for the businesses to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 1,337,734 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?
A:

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 18, 2017, the record date, or if you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting.  If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 18, 2017, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on June 15, 2017, at 9:00 a.m., local time.  You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?
A:

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?
A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee.  You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?
A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?
A:

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	Where can I find the voting results of the Annual Meeting?
A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any stockholder who requests it and is also available on the Investor Relations portion of the Company’s website, www.lglgroup.com:
•	Certificate of Incorporation of The LGL Group, Inc.
•	The LGL Group, Inc. By-Laws, as amended

•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee
•	Our Business Conduct Policy
Q:	How may I obtain the Company’s 2016 Form 10-K and other financial information?
A:	A copy of our 2016 Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2016 Form 10-K and other financial information by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2016 Form 10-K at www.lglgroupproxy.com.

We will also furnish any exhibit to our 2016 Form 10-K if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov and at the Investor Relations portion of our website, www.lglgroup.com.

Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 952-9245
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (781) 575-4592

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact our proxy solicitor at:

Morrow Sodali LLC
470 West Ave.
Stamford, Connecticut 06902
Toll free number: (800) 662-5200

You can also contact us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

For more information about our proxy solicitor, see page 25 of this Proxy Statement

.SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on April 18, 2017, by:

•	Each person who is known to us to beneficially own more than 5% of our common stock;
•	Each of our directors, nominees and named executive officers; and
•	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is:  The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
Mario J. Gabelli	460,517	(2)	17.2

Directors and Named Executive Officers:
Michael J. Ferrantino, Sr.	95,065	(3)	3.5
Timothy Foufas	24,957	(4)	*
Marc J. Gabelli	378,143	(5)	14.1
Donald H. Hunter	12,930	(4)	*
Manjit Kalha	10,473	(6)	*
Frederic V. Salerno, Jr.	1,992		*
Hendi Susanto	1,992		*
Antonio Visconti	8,953	(4)	*
Patti A. Smith	4,250	(7)	*
All executive officers and directors as a group (9 persons)	538,755	(8)	19.7

* Less than 1% of outstanding shares.

(1)

The applicable percentage of ownership for each beneficial owner is based on 2,675,466 shares of common stock outstanding as of April 18, 2017.  Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 241,861 shares of common stock owned directly by Mario J. Gabelli; (ii) 96,756 shares owned by MJG-IV Limited Partnership, of which Mr. Gabelli is the general partner and has an approximate 5% interest; and (iii) 121,900 shares owned by GGCP, Inc., of which Mr. Gabelli is the chief executive officer, a director and controlling shareholder.

Mr. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership and GGCP, Inc., except to the extent of his pecuniary interest therein.  Mr. Gabelli’s business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430.  This disclosure is based solely on information in a Statement of Changes in Beneficial Ownership on Form 4 filed by Mr. Gabelli with the SEC on December 6, 2016.

(3)	Includes 52,685 shares issuable upon the exercise of options.
(4)	Includes 1,315 shares issuable upon the exercise of options.
(5)

Includes (i) 25,926 shares of common stock owned directly by Mr. Gabelli; (ii) 1,315 shares issuable upon the exercise of options held by Mr. Gabelli; and (iii) 350,902 shares held by Venator Merchant Fund, L.P. (“Venator Fund”).  Venator Global, LLC (“Venator Global”), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund.  Mr. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund.  Mr. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(6)	Includes 2,074 shares issuable upon the exercise of options.
(7)	Includes 4,250 shares issuable upon the exercise of options.
(8)	Includes 474,486 shares of common stock and 64,269 shares issuable upon the exercise of options.

PROPOSALS TO BE VOTED ON

Proposal No. 1:  Election of Directors

The current members of the Board/Nominating Committee nominated each of the following eight nominees for election to the Board at the Annual Meeting: Michael J. Ferrantino, Sr.; Timothy Foufas; Marc Gabelli; Donald H. Hunter; Manjit Kalha; Frederic V. Salerno, Jr.; Hendi Susanto; and Antonio Visconti.

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members.  As of and following the conclusion of the Annual Meeting, the size of the Board will be set at eight members. Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Biographical summaries and ages of our directors and nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth in the table below.  Information with respect to the shares of common stock beneficially owned by each of our directors and nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”  All such information has been furnished to us by our directors and nominees.

Directors and Nominees

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Michael J. Ferrantino, Sr.	74	2014

Executive Chairman of the Board, The LGL Group, Inc. (April 2016 to present); Chief Executive Officer, The LGL Group, Inc. (June 2014 to present); Executive Chairman of the Board, M-tron Industries, Inc. (October 2013 to present); President and Chief Executive Officer, Valpey-Fisher Corporation (September 2002 to November 2009), a provider of electronic components used in communications, medical, defense and aerospace, industrial and computer applications for original equipment manufacturers and contract manufacturers worldwide; President, Micro Networks Division, Integrated Circuit Systems, Inc. (January 2002 to September 2002), a supplier of precision timing devices for optical networking, wireless infrastructure and high end network servers using surface acoustic wave and RF technology; President and Chief Executive Officer, Micro Networks Corporation (pre-2000 to January 2002); and Chairman of the Board of Directors, Micro Networks Corporation (April 2000 to January 2002). Mr. Ferrantino brings to the Company’s board of directors (the “Board”) his extensive knowledge and leadership experience in the RF/microwave integrated system and frequency control industries.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Timothy Foufas	48	2007

Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company; President, Levalon Properties LLC (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006), a real estate property management company; Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm; and Director, ICTC Group, Inc. (2010 to 2013), a rural local exchange carrier headquartered in Nome, ND.  Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Marc J. Gabelli	49	2004

Managing Partner of Horizon Research (2013 to present), an investment management and research services provider; Director and Managing Partner of GAMA Funds Holdings GmbH (2009 to present); Managing Member of Commonwealth Management Partners LLC (2008 to present); President and Director of GGCP, Inc. (1999 to present), a private corporation that makes investments for its own account; Chief Executive Officer of Gabelli Securities International Ltd. (1994 to present), a global alternative asset management platform and merchant advisor; President and Director of Associated Capital Group, Inc., (November 2016 to December 2016);  and Director of GAMCO (November 2014 to May 2016). Mr. Gabelli brings to the board his broad knowledge of business and industry, his financial and leadership expertise as a senior executive of a number of investment firms, and his extensive experience in corporate governance as a director of other public companies.

Donald H. Hunter	60	2013

Principal, Donald Hunter LLC (April 2007 to present), a consulting practice based in Wellesley, MA; Chief Operating Officer and Chief Financial Officer, Harbor Global Company Limited (October 2000 to December 2006), a public company that owned and operated international investment management and natural resources subsidiaries; Chief Operating Officer, Pioneer Global Investments, a Division of the Pioneer Group, Inc. (August 1998 to October 2000), a company that provided investment management services and owned several natural resources investments; and Manager of International Finance, the Pioneer Group, Inc. (January 1991 to August 1998), with financial responsibility for international strategic start-up companies. Mr. Hunter served as a director of Juniper Pharmaceuticals, Inc. (February 2014 to March 2016), a specialty pharmaceuticals company (NASDAQ: JNP), where he served as Chairman of the Audit Committee; LICT Corporation (June 2014 to May 2016), an integrated provider of broadband and voice services (OTC PK: LICT); and the Pioneer First Polish Trust Fund, where he served as Audit Committee Chairman for the first mutual fund in Poland.  Mr. Hunter brings to the Board financial, operating, corporate development, international and mergers and acquisition experience.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Manjit Kalha	42	2011

Managing Partner, Horizon Research (August 2012 to present), a firm that provides investment management and research services; Chief Executive Officer, Horizon AMC (June 2008 to present), a firm that provides investment management and consulting services; Chief Executive Officer and Director, Jeet Associates Private Limited (December 2006 to present), a consulting firm based in New Delhi that provides business strategy, finance, and taxation advisory services; and Co-founder and Chief Operating Officer, Radiant Polymers Private Limited (2001 to 2006), a manufacturing company of high quality specialty plastic components. Mr. Kalha brings to the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Frederic V. Salerno, Jr.	50	2016

Strategic Sourcing Manager, Brunswick Corporation (2014 to present); Supply Chain Manager, Poseidon Barge Company (2013 to 2014); Strategic Sourcing Manager, Tuthill Corporation (2009 to 2012); Materials Director, Terex Corporation (2006 to 2008); and Strategic Manufacturing Manager, Ingersoll-Rand Corporation, (1995 to 2006). Mr. Salerno brings to the Board 25 years of experience in operations and supply chain management.

Hendi Susanto	43	2016

Vice President, Equity Research, Technology Leader, Gabelli & Company, a provider of institutional research and brokerage services (August 2007 to present). Mr. Susanto brings to the Board extensive experience in evaluating investments in technology, and special situations such as mergers and acquisitions, convertible debts and restructuring.

Antonio Visconti	57	2014

Vice President, Hittite Microwave Corporation (2011 to 2014), a leader in high performance integrated circuits (ICs), modules, and subsystems for RF microwave and millimeter-wave applications; Business Director, Maxim Integrated Products (2010 to 2011), a leading manufacturer of linear and mixed-signal ICs; Chief Executive Officer and Founder, Aczent Inc. (2008 to 2011), a developer of analog solutions for industrial applications, acquired in 2011 by major semiconductor manufacturer; and Vice President and General Manager, National Semiconductor’s Data Conversion division (2002 to 2008). Mr. Visconti has over 25 years of experience in the high technology industry and brings to the Board engineering, business development and technology acquisition expertise.

Executive Officers

The following table sets forth information regarding our executive officers, including their business experience for the past five years and prior years.

Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Michael J. Ferrantino, Sr.	74	Mr. Ferrantino’s business experience, including his term in office, is listed in the section above titled “Directors.”

Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Patti A. Smith	52

Chief Financial Officer, Secretary and Treasurer, The LGL Group, Inc. (April 2015 to present); Director of Financial Reporting and Human Resources, The LGL Group, Inc. (March 2015 to April 2015); Financial Reporting and Human Resources Manager, The LGL Group, Inc. (April 2014 to March 2015); Financial Reporting Manager, The LGL Group, Inc. (September 2012 to April 2014); Director of Financial Reporting for CNL Financial Group, Inc. (“CNL”), one of the nation’s leading private investment management firms (July 2011 to May 2012); Vice President of Private Equity Accounting for CNL (August 2007 to July 2011). Prior to 2007, Ms. Smith held financial leadership positions with various public companies including Frontier Corporation, Bausch & Lomb, Inc. and Griffin Technology. Ms. Smith is also a certified public accountant.

Family Relationships between Directors and Executive Officers

There are no family relationships among our directors and executive officers.

Transactions with Related Persons, Promoters and Certain Control Persons

Since January 1, 2015, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC and NYSE MKT initial reports of ownership and reports of changes in the ownership of common stock and other equity securities of the Company.  Such persons are required to furnish the Company with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that its directors, officers and holders of more than 10% of the Company’s common stock complied with all applicable filing requirements during the 2016 fiscal year.

Votes Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2017 Annual Meeting and until their successors are duly elected and qualify.

Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm

Selection of Independent Registered Public Accounting Firm for Fiscal 2017

The Audit Committee has appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017.  Although this appointment does not require ratification, the Board has directed that the appointment of RSM be submitted to stockholders for ratification due to the significance of its appointment.  If stockholders do not ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017, the Audit Committee will consider the appointment of another independent registered public accounting firm.

RSM served as our independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015. Representatives of RSM are expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Fees Billed During Fiscal 2016 and 2015

The following table presents aggregate fees billed for professional services rendered by RSM for fiscal years 2016 and 2015. There were no other professional services rendered or fees billed by RSM for fiscal years 2016 and 2015.

	2016	2015
Audit Fees(1)	$ 206,750	$ 197,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)

Include fees for services relating to auditing the Company’s annual financial statements, reviewing the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, and procedures performed in connection with registration statements.

Pre-Approval Policies and Procedures

The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal No. 3:  Advisory Vote on Executive Compensation

We are asking stockholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers.  Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board.  The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to adopt the resolution approving the compensation of our named executive officers.

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

CORPORATE GOVERNANCE

Director Independence

As required under NYSE MKT rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board of directors.  The Board has determined that Messrs. Foufas, Hunter, Kalha, Salerno, Susanto and Visconti are independent within the meaning of NYSE MKT rules.

Board and Committee Meetings

The Board met six times during the fiscal year ended December 31, 2016.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees).  All of our incumbent directors attended the Company’s 2016 Annual Meeting of Stockholders. Although there is no formal policy, all directors are encouraged to attend the annual meetings of stockholders.

The Audit Committee, Compensation Committee and Nominating Committee met four times, four times and three times, respectively, during the 2016 fiscal year.

Board Committees

The three principal committees of the Board and their duties are described below.

Audit Committee.  The incumbent members of the Audit Committee are Messrs. Hunter (Chairman), Kalha and Susanto. The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE MKT rules concerning audit committee membership requirements. Mr. Hunter qualifies as an “audit committee financial expert” as defined under the Exchange Act.  The Audit Committee operates in accordance with its charter. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm.  The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process.  Management has primary responsibility for the financial statements and the reporting process. The Audit Committee Charter is available at www.lglgroup.com.

Compensation Committee.  The incumbent members of the Compensation Committee are Messrs. Foufas (Chairman), Salerno and Visconti. All members of the Compensation Committee are independent in accordance with NYSE MKT rules for compensation committee members.  The responsibilities of the Compensation Committee are to review the Company’s compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives, and carry out the Board’s responsibilities relating to compensation of our executives. The Compensation Committee Charter is available at www.lglgroup.com.

See further discussion of the Compensation Committee’s role in setting executive compensation beginning on page 19.

Nominating Committee.  The incumbent members of the Nominating Committee are Messrs. Kalha (Chairman), Foufas and Hunter. All members of the Nominating Committee are independent in accordance with NYSE MKT rules.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders. The Nominating Committee Charter is available at www.lglgroup.com.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

The Board is led by Mr. Ferrantino, the Executive Chairman of the Board and our Chief Executive Officer. The Board does not have a policy regarding a separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that combining the roles of Chief Executive Officer and Executive Chairman of the Board is in the best interests of the Company’s stockholders at this time. This structure leverages Mr. Ferrantino’s significant industry and management experience for the Board while aligning the leadership of the Company’s day-to-day operations and strategic initiatives.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to our Corporate Secretary at pasmith@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary. The Corporate Secretary will submit all such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers. Our Business Conduct Policy is available at www.lglgroup.com. Amendments to and waivers of our code of ethics and Business Conduct Policy will be disclosed on our website.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2016, with both management and RSM US LLP, the Company’s independent registered public accounting firm.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their financial statement audit and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with RSM US LLP the matters required to be discussed by Statement on Auditing Standard No. 1301 (formally No. 16), “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the “PCAOB”).

RSM US LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with RSM US LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions, including those noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

AUDIT COMMITTEE

Donald Hunter (Chairman)
Manjit Kalha
Hendi Susanto

EXECUTIVE COMPENSATION

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans.  The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short- and long-term objectives; and (iii) predetermined individual goals.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time.  To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s Amended and Restated 2011 Incentive Plan.  The Amended and Restated 2011 Incentive Plan, is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders.  Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity.  Long-term Company performance goals include increasing the Company’s total market value.  The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy.  Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

The Amended and Restated 2011 Incentive Plan was approved by stockholders on June 16, 2016.

The LGL Group, Inc. 401(k) Savings Plan

The 401(k) Savings Plan (the “401(k) Plan”), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year.  A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times.  The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18. All of the named executive officers, who were eligible to do so, participated in the 401(k) Plan in 2016.

Other Benefits

The Company makes available to the named executive officers the same medical insurance, life insurance and disability benefits that are generally made available to Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the Company’s named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Michael J. Ferrantino, Sr.	2016	144,000	78,750(2)	—	32,084	6,532(3)	261,366
Chief Executive Officer	2015	144,000	40,000(4)	160,000(4)	—	10,895(3)	354,895

Patti A. Smith(5)	2016	130,000	18,000(6)	—	4,450	3,900(7)	156,350
Chief Financial Officer	2015	90,000	—	—	5,150	3,623(7)	98,773

(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standard Board Standards Codification Topic 718.

For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note E – Stock-Based Compensation in the Notes to Consolidated Financial Statements included in the Original Report.

(2)	Reflects Mr. Ferrantino’s 2016 Annual Incentive Payment (defined below).
(3)

Amounts include reimbursement of healthcare insurance costs and the personal income tax expense arising from those costs, as well as matching contributions made by the Company to the individual’s 401(k) plan.

(4)	On May 8, 2015, the Company awarded Mr. Ferrantino a discretionary cash bonus of $40,000 and 37,296 restricted shares of common stock with a grant date fair value of $160,000.
(5)	Ms. Smith has served as the Company’s Chief Financial Officer since April 2015.
(6)

Ms. Smith is eligible to participate in the Company’s Annual Management Incentive Plan which is based on the Company’s financial and operational performance and individual performance. For 2015 Ms. Smith earned an $18,000 bonus pursuant to the Company’s 2016 Annual Management Incentive Plan that was paid out in 2016.

(7)	Amounts include matching contributions made by the Company to the individual’s 401(k) plan.

Employment Agreements

Michael J. Ferrantino, Sr.

Pursuant to an offer letter entered into between the Company and Michael J. Ferrantino, Sr. (the “Offer Letter”) on May 21, 2014, Mr. Ferrantino is eligible to receive annual incentive payments (the “Annual Incentive Payments”) based on the increase in the economic value of the Company (“EV”), as further described in the Offer Letter, over the prior fiscal year. The total amount of the Annual Incentive Payments payable for any fiscal year shall be the greater of (x) $144,000 or (y) 3.0% of the increase in EV over the prior fiscal year. Mr. Ferrantino’s 2015 Annual Incentive Payment, which was paid out in 2016, is included in the Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2016:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael J. Ferrantino, Sr.	45,000(1)	—	4.90	6/11/2019
	935(2)	623	3.53	12/11/2019
	6,750(3)	20,250	5.02	12/30/2021

Patti A. Smith	1,500(4)	2,000	4.15	3/12/2020
	1,250(5)	3,750	3.90	9/2/2021

(1)

On June 11, 2014, the Company granted Mr. Ferrantino options to purchase 75,000 shares of common stock under the 2011 Incentive Plan with a grant date fair value of $111,055. These options vest as follows: 60% on the grant date; an additional 20% on the second anniversary of the grant date; and the remaining 20% on the third anniversary of the grant date. On March 1, 2016, Mr. Ferrantino forfeited 30,000 of these options that were unvested.

(2)

On December 11, 2014, Mr. Ferrantino, as a director of the Company, received a retainer in the form of options to purchase 1,558 shares of common stock under the 2011 Incentive Plan with a grant date fair value of $1,424.

These options vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

(3)

On December 30, 2016, Mr. Ferrantino, was granted options to purchase 27,000 shares of common stock under the Amended and Restated 2011 Incentive Plan with a grant date fair value of $32,084.  These options vest as follows: 25% on the grant date; 25% on the first anniversary of the grant date; an additional 25% on the second anniversary of the grant date; and the remaining 25% on the third anniversary of the grant date.

(4)

On March 12, 2015, the Company granted Ms. Smith options to purchase 5,000 shares of common stock under the 2011 Incentive Plan with a grant date fair value of $5,150. These options vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

(5)

On September 2, 2016, the Company granted Ms. Smith options to purchase 5,000 shares of common stock under the Amended and Restated 2011 Incentive Plan with a grant date fair value of $4,450. These options vest as follows: 25% on the grant date; 25% on the first anniversary of the grant date; an additional 25% on the second anniversary of the grant date; and the remaining 25% on the third anniversary of the grant date.

Non-Employee Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Timothy Foufas	18,250	10,000	—	28,250
Marc J. Gabelli	10,000	10,000	—	20,000
Donald H. Hunter	17,750	10,000	—	27,750
Manjit Kalha	16,000	—	4,615	20,615
Frederic Salerno	5,500	10,000	—	15,500
Hendi Susanto	5,500	10,000	—	15,500
Antonio Visconti	14,250	10,000	—	24,250

(1)

On December 30, 2016, non-employee directors received grants of 1,992 shares of restricted common stock as 50% of their base compensation for fiscal 2017 ($10,000), except for Mr. Kalha, who elected to receive a grant of options to purchase 9,442 shares of common stock as 50% of his base compensation for fiscal 2017. These shares and options were granted under the Amended and Restated 2011 Incentive Plan. The shares of restricted common stock vested immediately. The options vest as follows: 30% on the first anniversary of the grant date; 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

In 2016, our directors also received the following in addition to the equity awards granted as part of their base compensation (i) the remaining 25% of their annual base compensation in cash ($5,000); (ii) $2,000 for each meeting of the Board attended in person or $750 for each meeting held telephonically; and (iii) the Audit Committee Chairman received a $2,000 annual cash retainer and the Nominating Committee Chairman and Compensation Committee Chairman each received a $1,000 annual cash retainer.

For 2016 our non-employee directors received 50% of their annual compensation in cash ($10,000), 25% of their annual compensation in the form of restricted stock ($5,000) and the remaining 25% of their annual compensation in the form of stock options ($5,000). For 2017 our non-employee directors will receive 75% of their annual compensation in cash ($15,000) and the remaining 25% of their annual compensation in the form of restricted stock ($5,000).

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	176,344	$4.90	432,723
Equity compensation plans not approved by security holders	—	—	—
Total	176,344	$4.90	432,723

(1)

The Amended and Restated 2011 Incentive Plan was approved by our stockholders on June 16, 2016.  750,000 shares of common stock are authorized for issuance under the Amended and Restated 2011 Incentive Plan.  Options to purchase 176,344 shares of common stock issued under the Amended and Restated 2011 Incentive Plan were outstanding as of December 31, 2016.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act and intended to be presented at the 2018 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than December 30, 2017, for inclusion in our proxy statement and form of proxy relating to the 2018 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2018 Annual Meeting, if we do not have notice of a stockholder proposal on or before April 1, 2018, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is March 19, 2018, nor earlier than the close of business on the 120th day, which is February 15, 2018, prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us.  We have employed the firm of Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut, 06902, to assist in this solicitation at a cost of $4,500, plus out-of-pocket expenses.  We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.  In addition, our officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.

ANNUAL REPORT

Our 2016 Form 10-K is being sent with this Proxy Statement to each stockholder.  The 2016 Form 10-K is available at www.lglgroupproxy.com.  The 2016 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the number(s) and name(s) of such nominee(s) below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X02LICC 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card.+ A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, and FOR Proposals 2 and 3. For Against Abstain 2. To ratify the appointment of RSM US LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 1. ELECTION OF DIRECTORS The election of to the Board of Directors, to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 01 - Michael J. Ferrantino, Sr. 02 - Timothy Foufas 03 - Marc Gabelli 04 - Donald H. Hunter 05 - Manjit Kalha 06 - Frederic V. Salerno, Jr. 07 - Hendi Susanto 08 - Antonio Visconti Authorized Signatures — This section must be completed for your vote to be counted. — B Date and Sign Below NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 3. To approve an advisory resolution regarding the compensation of our named executive officers. MMMMMMMMM MMMMMMMMMMMM 3 2 9 4 6 8 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LGL GROUP, INC. Proxy -- Annual Meeting of Stockholders June 15, 2017 The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Michael J. Ferrantino, Sr. and Patti A. Smith, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Stockholders of the Company to be held at The LGL Group, Inc., 2525 Shader Road, Orlando, FL 32804, on Thursday, June 15, 2017, at 9:00 a.m., local time, or at any adjournment or adjournments thereof. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3 in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion. (Continued and to be marked, dated and signed, on the other side) Proxy — THE LGL GROUP, INC. The Proxy Statement and the 2016 Annual Report are available at http://www.lglgroupproxy.com.

Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the number(s) and name(s) of such nominee(s) below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X02LIBC 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card. + A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, and FOR Proposals 2 and 3. For Against Abstain 2. To ratify the appointment of RSM US LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 1. ELECTION OF DIRECTORS The election of to the Board of Directors, to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 01 - Michael J. Ferrantino, Sr. 02 - Timothy Foufas 03 - Marc Gabelli 04 - Donald H. Hunter 05 - Manjit Kalha 06 - Frederic V. Salerno, Jr. 07 - Hendi Susanto 08 - Antonio Visconti Authorized Signatures — This section must be completed for your vote to be counted. — C Date and Sign Below NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 3. To approve an advisory resolution regarding the compensation of our named executive officers. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. MMMMMMMMM MMMMMMM MR A SAMPLE ( THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMMMMMMMMMM C123456789 C 1234567890 J N T 3 2 9 4 6 8 1 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LGL GROUP, INC. Proxy -- Annual Meeting of Stockholders June 15, 2017 The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Michael J. Ferrantino, Sr. and Patti A. Smith, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Stockholders of the Company to be held at The LGL Group, Inc., 2525 Shader Road, Orlando, FL 32804, on Thursday, June 15, 2017, at 9:00 a.m., local time, or at any adjournment or adjournments thereof. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3 in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion. (Continued and to be marked, dated and signed, on the other side) Proxy — THE LGL GROUP, INC. The Proxy Statement and the 2016 Annual Report are available at http://www.lglgroupproxy.com.